PRESIDENT'S MESSAGE

Dear Investor:

I am pleased to present the Semi-Annual Report to Shareholders of Federated U.S. Government Securities Fund: 5-10 Years. The report covers the six-month reporting period ended August 31, 1997, and includes an investment review by the fund's portfolio manager, a complete list of portfolio investments, and the financial statements.

This mutual fund pursues total return consistent with current income through the relative safety of a U.S. government portfolio.

During the reporting period, the fund's Institutional Shares and Institutional Service Shares paid income totaling $0.29 per share and $0.28 per share, respectively. The share price of both classes of shares rose $0.11. As a result, the total returns for Institutional Shares and Institutional Service Shares were 4.24% and 4.08%, respectively.* Total net assets reached $28.3 million on August 31, 1997.

Thank you for participating in the income opportunities of intermediate-term government securities through Federated U.S. Government Securities Fund:
5-10 Years. We welcome your comments and questions.

Sincerely,
[Graphic]

Glen R. Johnson
President
October 15, 1997

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT REVIEW

Federated U.S. Government Securities Fund: 5-10 Years represents a fully invested participation in U.S. Treasury and government agency obligations which have an average maturity of 5 to 10 years. Since the fund's February 28, 1997, fiscal year end, the fund has been primarily invested in U.S.
Treasury securities.

During the first half of the fund's semi-annual reporting period, fixed-income performance reflected stronger economic growth combined with subdued inflation. After remaining on hold for over a year and citing persisting strength in demand as increasing the risk of inflationary imbalances, the Federal Reserve Board (the "Fed") increased the federal funds target rate from 5.25% to 5.50% near the end of March 1997. This was the first tightening of monetary policy in over two years. The 5- to 10-year portion of the yield curve flattened as yields of 5- and 10-year Treasury notes increased from 6.39% and 6.55%, respectively, at the end of February 1997, to 6.86% and 6.97%, respectively, in mid-April as the short to intermediate portion of the yield curve transitioned from pricing in a status quo to a more restrictive Fed monetary policy.

U.S. Treasury yields declined during the second half of the fund's reporting period, more than offsetting the preceding interest rate rise. Although the economy continued to grow at an above-trend rate, economic growth slowed from the 4.9% rate during the first quarter of 1997 to 3.3% in the second quarter of 1997 due to a decline in consumer demand. Consumer prices increased at only a 1.6% annual rate through August 1997 year to date. Slower economic growth combined with continued benign inflation allowed the Fed's monetary policy to remain status quo, and as market expectations shifted from a tighter monetary policy back to one on hold, yields of 5- and 10-year Treasury notes declined to 6.22% and 6.34%, respectively, at the end of August 1997. The yield spread between 5- and 10-year Treasury notes has been very narrow as the 10-year Treasury note has benefited from the Treasury's decision to eliminate the 10-year auctions in July 1997 and October 1997 which had been added just over a year ago. The fund's average maturity/duration has been managed within its neutral range through a laddered portfolio structure and was 7.1/5.4 years at the end of August 1997.

The fund's net total return for the six months ended August 31, 1997, was 4.24% and 4.08%* for Institutional Shares and Institutional Service Shares, respectively, compared to 4.39% for the Merrill Lynch 5-10 Year Treasury Index.+

* Performance quoted represents past performance and is not indicative of future results. Invesment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
+ Merrill Lynch 5-10 Year Treasury Index is an unmanaged index tracking U.S. government securities with maturities between 5 and 9.99 years. Investments cannot be made in an index.

PORTFOLIO OF INVESTMENTS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 5-10 YEARS

AUGUST 31, 1997 (UNAUDITED)

     PRINCIPAL
       AMOUNT                                                                                       VALUE
 U.S. TREASURY OBLIGATIONS--93.1%
 U.S. TREASURY NOTES--93.1%
 $         1,500,000           6.250%, 1/31/2002                                                $   1,502,205
             200,000           6.625%, 3/31/2002                                                      203,156
             300,000           7.50%, 5/15/2002                                                       315,534
           1,000,000           6.250%, 6/30/2002                                                    1,000,980
           1,000,000           6.375%, 8/15/2002                                                    1,006,960
             920,000           10.75%, 2/15/2003                                                    1,108,471
           1,665,000           5.750%, 8/15/2003                                                    1,622,442
           1,300,000           11.125%, 8/15/2003                                                   1,608,048
           1,040,000           7.25%, 5/15/2004                                                     1,092,978
             250,000           12.375%, 5/15/2004                                                     331,540
           1,000,000           7.250%, 8/15/2004                                                    1,051,420
           1,025,000           7.875%, 11/15/2004                                                   1,114,626
           2,000,000           7.500%, 2/15/2005                                                    2,134,160
             900,000           12.00%, 5/15/2005                                                    1,203,786
             800,000           6.500%, 8/15/2005                                                      806,280
           1,025,000           10.75%, 8/15/2005                                                    1,300,059
           2,050,000           5.875%, 11/15/2005                                                   1,984,810
           1,900,000           6.875%, 5/15/2006                                                    1,958,881
           2,100,000           7.000%, 7/15/2006                                                    2,182,950
           2,825,000           6.500%, 10/15/2006                                                   2,843,306
                                 TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $26,326,889)     26,372,592
 GOVERNMENT AGENCY OBLIGATIONS--3.6%
 FEDERAL HOME LOAN BANK--3.6%
           1,000,000           6.90%, 2/7/2007 (IDENTIFIED COST $1,027,442)                         1,022,820
 (A)REPURCHASE AGREEMENT--2.5%
             695,000           BT Securities Corp., 5.58%, dated 8/29/1997,
                                due 9/2/1997 (AT AMORTIZED COST)                                      695,000
                                  TOTAL INVESTMENTS (IDENTIFIED COST $28,049,331)(B)             $ 28,090,412

(a) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investments in the repurchase agreement is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $28,049,331. The net unrealized appreciation of investments on a federal tax basis amounts to $41,081 which is comprised of $137,999 appreciation and $96,918 depreciation at August 31, 1997.

Note: The categories of investments are shown as a percentage of net assets ($28,309,389) at August 31, 1997.

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 5-10 YEARS

AUGUST 31, 1997 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost                      $ 28,090,412
 $28,049,331)
 Income receivable                                                                            323,072
 Receivable for shares sold                                                                    60,420
   Total assets                                                                            28,473,904
 LIABILITIES:
 Income distribution payable                                              $ 140,289
 Payable to Bank                                                             24,226
   Total liabilities                                                                          164,515
 NET ASSETS for 2,866,696 shares outstanding                                             $ 28,309,389
 NET ASSETS CONSIST OF:
 Paid in capital                                                                         $ 28,260,063
 Net unrealized appreciation of investments                                                    41,081
 Accumulated net realized gain on investments                                                   8,245
   Total Net Assets                                                                      $ 28,309,389
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $26,413,627 / 2,674,725 shares outstanding                                                     $9.88
 INSTITUTIONAL SERVICE SHARES:
 $1,895,762 / 191,971 shares outstanding                                                        $9.88

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 5-10 YEARS

SIX MONTHS ENDED AUGUST 31, 1997 (UNAUDITED)

 INVESTMENT INCOME:
 Interest                                                                                 $ 692,280
 EXPENSES:
 Investment advisory fee                                                        $ 54,572
 Administrative personnel and services fee                                        78,137
 Custodian fees                                                                    3,667
 Transfer and dividend disbursing agent fees and expenses                         23,644
 Directors'/Trustees' fees                                                         3,036
 Auditing fees                                                                     5,244
 Legal fees                                                                        1,196
 Portfolio accounting fees                                                        28,537
 Distribution services fee--Institutional Service Shares                           2,345
 Shareholder services fee--Institutional Shares                                   24,942
 Shareholder services fee--Institutional Service Shares                            2,345
 Share registration costs                                                         14,260
 Printing and postage                                                              7,728
 Insurance premiums                                                                1,656
 Miscellaneous                                                                     5,864
   Total expenses                                                                257,173
 WAIVERS AND REIMBURSEMENTS--
   Waiver of investment advisory fee                           $  (54,572)
   Waiver of shareholder services fee--Institutional Shares       (20,951)
   Waiver of shareholder services fee--Institutional Service       (1,501)
 Shares
   Reimbursement of other operating expenses                     (144,113)
     Total waivers and reimbursements                                           (221,137)
       Net expenses                                                                          36,036
         Net investment income                                                              656,244
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                            16,025
 Net change in unrealized appreciation of investments                                       248,174
   Net realized and unrealized gain on investments                                          264,199
     Change in net assets resulting from operations                                       $ 920,443

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 5-10 YEARS

                                                                        SIX MONTHS
                                                                           ENDED
                                                                        (UNAUDITED)       YEAR ENDED
                                                                         AUGUST 31,       FEBRUARY 28,
                                                                           1997              1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                 $    656,244     $   635,887
 Net realized gain (loss) on investments ($16,025 net gain and               16,025          (7,780)
 $7,780 net loss, respectively, as computed for federal tax
 purposes)
 Net change in unrealized appreciation/depreciation                         248,174        (113,698)
   Change in net assets resulting from operations                           920,443         514,409
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                                    (602,506)       (566,566)
   Institutional Service Shares                                             (53,738)        (69,321)
     Change in net assets resulting from distributions to shareholders     (656,244)       (635,887)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                            15,203,790      14,011,685
 Net asset value of shares issued to shareholders in payment of             263,119         364,163
 distributions declared
 Cost of shares redeemed                                                 (4,428,982)     (2,474,358)
   Change in net assets resulting from share transactions                11,037,927      11,901,490
     Change in net assets                                                11,302,126      11,780,012
 NET ASSETS:
 Beginning of period                                                     17,007,263       5,227,251
 End of period                                                         $ 28,309,389   $  17,007,263

(See Notes which are an integral part of the Financial Statements)

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       SIX MONTHS
                                                                          ENDED
                                                                       (UNAUDITED)                    YEAR ENDED
                                                                        AUGUST 31,                     FEBRUARY 28,
                                                                           1997                   1997            1996(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 9.77                $ 9.98           $10.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                       0.29                  0.59             0.21
 Net realized and unrealized gain (loss) on investments                      0.11                 (0.21)           (0.02)
 Total from investment operations                                            0.40                  0.38             0.19
LESS DISTRIBUTIONS
 Distributions from net investment income                                   (0.29)                (0.59)           (0.21)
NET ASSET VALUE, END OF PERIOD                                             $ 9.88                $ 9.77           $ 9.98
TOTAL RETURN(B)                                                              4.24%                 3.98%            1.85%
RATIOS TO AVERAGE NET ASSETS
 Expenses                                                                    0.30%*                0.13%            0.11%*
 Net investment income                                                       6.04%*                6.06%            5.75%*
 Expense waiver/reimbursement(c)                                             2.03%*                3.95%           12.26%*
SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)                                  $26,413               $15,225           $4,181
 Portfolio turnover                                                            27%                   57%              29%

 * Computed on an annualized basis.

(a) Reflects operations for the period from October 19, 1995 (date of initial public investment) to February 29, 1996. For the period from September 5, 1995 (start of business) to October 18, 1995, the investment income was distributed to the Trust's Administrator.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  SIX MONTHS
                                                                    ENDED
                                                                  (UNAUDITED)          YEAR ENDED
                                                                  AUGUST 31,          FEBRUARY 28,
                                                                     1997          1997      1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                $ 9.77        $ 9.98    $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                               0.28          0.56      0.20
   Net realized and unrealized gain (loss) on investments              0.11         (0.21)    (0.02)
   Total from investment operations                                    0.39          0.35      0.18
 LESS DISTRIBUTIONS
   Distributions from net investment income                           (0.28)        (0.56)    (0.20)
 NET ASSET VALUE, END OF PERIOD                                      $ 9.88        $ 9.77    $ 9.98
 TOTAL RETURN(B)                                                       4.08%         3.62%     1.75%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                            0.60%*        0.47%     0.45%*
   Net investment income                                               5.73%*        5.70%     5.25%*
   Expense waiver/reimbursement(c)                                     1.98%*        3.86%    12.17%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                           $1,896        $1,782    $1,046
   Portfolio turnover                                                    27%           57%       29%

* Computed on an annualized basis.

(a) Reflects operations for the period from October 19, 1995 (date of initial public offering) to February 29, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 5-10 YEARS

AUGUST 31, 1997 (UNAUDITED)

ORGANIZATION

Federated U.S. Government Securities Fund: 5-10 Years (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Trust is to pursue total return consistent with current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/ dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. At February 28, 1997, the Trust, for federal tax purposes, had a capital loss carryforward of $7,780, which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2005.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:


                                                                             PERIOD ENDED                   YEAR ENDED
                                                                            AUGUST 31, 1997             FEBRUARY 28, 1997
 INSTITUTIONAL SHARES                                                     SHARES      AMOUNT         SHARES         AMOUNT
 Shares sold                                                            1,509,975   $14,809,724    1,356,949    $ 13,273,741
 Shares issued to shareholders in payment of distributions declared        23,490       229,646       30,780         300,793
 Shares redeemed                                                         (416,819)   (4,095,400)    (248,522)     (2,434,999)
   Net change resulting from Institutional Share transactions           1,116,646   $10,943,970    1,139,207    $ 11,139,535


                                                                              PERIOD ENDED                    YEAR ENDED
                                                                             AUGUST 31, 1997              FEBRUARY 28, 1997
 INSTITUTIONAL SERVICE SHARES                                             SHARES        AMOUNT         SHARES         AMOUNT
 Shares sold                                                               40,166   $    394,066        75,118   $    737,944
 Shares issued to shareholders in payment of distributions declared         3,427         33,473         6,492         63,370
 Shares redeemed                                                          (33,967)      (333,582)       (4,028)       (39,359)
   Net change resulting from Institutional Service Share transactions       9,626   $     93,957        77,582   $    761,955
     Net change resulting from share transactions                       1,126,272   $ 11,037,927     1,216,789   $ 11,901,490

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and reimburse certain operating expenses of the Trust. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Trust will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Trust to finance activities intended to result in the sale of the Trust's Institutional Service Shares. The Plan provides that the Institutional Service Shares may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares annually, to compensate FSC.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $42,365 were borne initially by FServ. The Trust has agreed to reimburse FServ for the organizational expenses during the five-year period following effective date. For the period ended August 31, 1997, the Trust paid $7,296 pursuant to this agreement.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1997, were as follows:

PURCHASES                    $ 16,080,309
SALES                         $ 5,646,437

TRUSTEES

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

William J. Copeland

James E. Dowd

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr.

Peter E. Madden

Gregor F. Meyer

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

NOTES

NOTES

[Graphic]

Federated U.S. Government Securities Fund: 5-10 Years

SEMI-ANNUAL REPORT TO SHAREHOLDERS AUGUST 31, 1997

Federated Securities Corp., Distributor

Federated Investors Tower
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 31428S107
Cusip 31428S206
G01393-01 (10/97)

[Graphic]